CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-3

DERIVED INFORMATION 3/31/05

$565,000,000

Senior, Mezzanine & Subordinate Bonds Offered

(Approximate)

$925,000,050

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2005-3

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

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Statistical Collateral Summary – Aggregate Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 4/01/05 cutoff date.  Approximately 24.5% of the mortgage loans do not provide for any payments of principal in the first two, three, five, or ten years following origination.  The final numbers will be found in the prospectus supplement.   Thirty-day delinquencies and sixty-day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	5,284
Total Outstanding Loan Balance	$933,845,512*	Min	Max
Average Loan Current Balance	$176,731	$4,234	$850,000
Weighted Average Original LTV	80.8%**
Weighted Average Coupon	7.25%	4.75%	14.25%
Arm Weighted Average Coupon	7.14%
Fixed Weighted Average Coupon	7.99%
Weighted Average Margin	6.51%	3.67%	10.07%
Weighted Average FICO (Non-Zero)	628
Weighted Average Age (Months)	2
% First Liens	97.5%
% Second Liens	2.5%
% Arms	87.0%
% Fixed	13.0%
% of Loans with Mortgage Insurance	0.1%

*

Total collateral will be approximately [$925,000,050]

**

Note, for second liens, CLTV is employed in this calculation.

1. Original LTV (%)

Original LTV (%) *	Fixed $	Fixed %	2_28 $	2_28%	3_28 $	3_28%	5_28 $	5_28%
<= 70.000	28,409,525	27.0	69,824,363	66.5	5,890,665	5.6	947,502	0.9
70.001 - 75.000	10,294,968	18.3	41,473,538	73.6	3,015,222	5.3	1,578,152	2.8
75.001 - 80.000	31,423,491	7.1	377,512,983	85.5	28,644,443	6.5	3,517,517	0.8
80.001 - 85.000	11,394,428	12.2	76,580,119	81.9	4,465,564	4.8	1,106,746	1.2
85.001 - 90.000	14,220,665	8.5	143,332,855	85.9	7,444,340	4.5	1,912,920	1.1
90.001 - 95.000	3,018,532	12.8	19,299,031	82.1	763,447	3.2	346,282	1.5
95.001 - 100.000	22,570,155	48.1	21,625,324	46.1	2,308,917	4.9	392,319	0.8
Total:	121,331,764	13.0	749,648,213	80.3	52,532,599	5.6	9,801,439	1.0

2. FICO

FICO	Fixed $	Fixed %	2_28 $	2_28%	3_28 $	3_28%	5_28 $	5_28%
<= 549	9,954,435	9.6	88,741,890	85.7	3,866,607	3.7	964,856	0.9
550 - 574	9,305,957	12.0	64,620,139	83.1	3,567,483	4.6	289,499	0.4
575 - 599	17,628,563	15.1	94,065,028	80.6	4,145,888	3.6	847,036	0.7
600 - 624	19,183,790	14.2	108,550,888	80.3	6,618,703	4.9	838,489	0.6
625 - 649	19,717,632	12.1	131,325,603	80.9	9,549,787	5.9	1,755,207	1.1
650 - 674	17,480,354	12.0	115,683,641	79.6	10,849,861	7.5	1,242,846	0.9
675 - 699	13,307,964	15.4	66,251,474	76.5	6,102,865	7.0	971,555	1.1
700 >=	14,753,069	13.9	80,409,551	75.6	7,831,405	7.4	2,891,951	2.7
Total:	121,331,764	13.0	749,648,213	80.3	52,532,599	5.6	9,801,439	1.0

3. Property Type

Property Type	Fixed $	Fixed %	2_28 $	2_28%	3_28 $	3_28%	5_28 $	5_28%
Single Family Residence	104,156,945	14.1	585,065,834	79.5	39,893,275	5.4	6,589,172	0.9
2 Family	8,390,029	12.3	54,160,565	79.3	3,136,451	4.6	2,611,325	3.8
PUD	1,597,234	2.7	50,510,168	85.9	6,603,286	11.2	0	0.0
Condo	4,116,157	9.1	38,345,910	84.9	2,262,324	5.0	448,103	1.0
3-4 Family	3,071,398	12.1	21,565,736	84.8	637,263	2.5	152,839	0.6
Total:	121,331,764	13.0	749,648,213	80.3	52,532,599	5.6	9,801,439	1.0

4. Purpose

Purpose		Fixed $	Fixed %	2_28 $	2_28%	3_28 $	3_28%	5_28 $	5_28%
Purchase		31,651,027	7.4	367,546,304	85.9	26,260,744	6.1	1,829,865	0.4
Refi	RateTerm	7,424,228	24.2	21,633,007	70.6	1,164,643	3.8	430,574	1.4
Cashout LTV below 70		26,788,046	28.6	60,796,020	65.0	5,100,074	5.4	903,575	1.0
Cashout 70.01 to 75		9,549,974	19.5	35,337,298	72.3	2,423,907	5.0	1,578,152	3.2
Cashout 75.01 to 80		21,138,011	13.8	121,059,601	78.9	9,022,721	5.9	2,074,000	1.4
Cashout 80.01 to 85		9,196,271	13.4	55,512,111	80.8	3,075,515	4.5	902,635	1.3
Cashout 85.01 to 90		10,415,652	11.9	70,767,365	81.0	4,639,690	5.3	1,526,572	1.7
Cashout 90.01 to 95		1,242,296	10.5	9,873,965	83.3	385,577	3.3	346,282	2.9
Cashout 95.01 to 100		3,926,258	33.5	7,122,543	60.8	459,728	3.9	209,783	1.8
Total:		118,900,191	12.9	738,739,830	80.3	51,880,022	5.6	9,801,439	1.1

5. Occupancy Status

Occupancy Status	Fixed $	Fixed %	2_28 $	2_28%	3_28 $	3_28%	5_28 $	5_28%
Primary	113,759,840	13.3	686,504,948	80.0	48,035,297	5.6	9,175,932	1.1
Second Home	553,939	10.2	3,796,028	69.8	1,086,885	20.0	0	0.0
Investor	7,017,985	9.9	59,347,237	83.9	3,410,417	4.8	625,507	0.9
Total:	121,331,764	13.0	749,648,213	80.3	52,532,599	5.6	9,801,439	1.0

6. Original Balance

Original Balance	Fixed $	Fixed %	2_28 $	2_28%	3_28 $	3_28%	5_28 $	5_28%
<= 50,000	14,993,046	91.4	1,241,376	7.6	125,727	0.8	43,927	0.3
50,001 - 100,000	23,448,678	33.2	42,363,750	60.0	4,324,947	6.1	398,750	0.6
100,001 - 150,000	19,130,087	13.6	108,933,615	77.6	11,573,432	8.2	830,859	0.6
150,001 - 200,000	20,175,106	13.6	116,231,963	78.5	10,053,339	6.8	1,513,710	1.0
200,001 - 400,000	34,668,777	8.7	339,881,362	85.0	21,104,439	5.3	3,981,771	1.0
400,001 - 500,000	5,840,057	5.9	87,098,380	88.5	3,625,268	3.7	1,860,631	1.9
500,001 - 600,000	1,617,381	4.2	34,405,714	89.8	1,109,446	2.9	1,171,791	3.1
600,001 - 1,000,000	1,458,631	6.8	19,492,053	90.4	616,000	2.9	0	0.0
Total:	121,331,764	13.0	749,648,213	80.3	52,532,599	5.6	9,801,439	1.0

7. Loan Term

Loan Term	Fixed $	Fixed %	2_28 $	2_28%	3_28 $	3_28%	5_28 $	5_28%
30yr Term	107,936,452	11.7	749,648,213	81.4	52,532,599	5.7	9,801,439	1.1
20yr Term	4,768,022	100.0	0	0.0	0	0.0	0	0.0
15yr Term	8,627,290	100.0	0	0.0	0	0.0	0	0.0
Total:	121,331,764	13.0	749,648,213	80.3	52,532,599	5.6	9,801,439	1.0

8. Documentation Type

Documentation Type		Fixed $	Fixed %	2_28 $	2_28%	3_28 $	3_28%	5_28 $	5_28%
Full Doc		79,315,429	16.2	376,817,064	77.0	26,373,286	5.4	6,569,046	1.3
Limited Doc		7,267,272	6.5	95,579,117	85.2	9,174,361	8.2	131,900	0.1
Stated Doc LTV below or equal	70	5,782,658	12.6	36,883,532	80.1	2,640,800	5.7	738,575	1.6
Stated Doc LTV 70.01 to 75		4,248,905	16.1	20,065,073	76.0	1,437,099	5.4	664,019	2.5
Stated Doc LTV 75.01 to 80		8,371,060	4.9	151,537,626	89.6	8,435,622	5.0	708,517	0.4
Stated Doc LTV 80.01 to 85		2,276,811	8.8	21,937,472	84.5	1,095,327	4.2	659,803	2.5
Stated Doc LTV 85.01 to 90		1,636,909	5.6	25,340,819	86.5	2,081,346	7.1	220,053	0.8
Stated Doc LTV 90.01 to 95		143,890	10.9	1,173,363	89.1	0	0.0	0	0.0
Stated Doc LTV 95.01 to 100		8,973,199	50.8	8,336,468	47.2	345,423	2.0	0	0.0
Total:		117,515,510	12.9	730,973,782	80.3	51,520,360	5.7	9,691,912	1.1

9. Lien Status

Lien Status	Fixed $	Fixed %	2_28 $	2_28%	3_28 $	3_28%	5_28 $	5_28%
FirstLien	97,970,388	10.8	749,648,213	82.3	52,532,599	5.8	9,801,439	1.1
SecondLien LTV below or equal 85	148,379	100.0	0	0.0	0	0.0	0	0.0
SecondLien LTV 85.01 to 90	304,499	100.0	0	0.0	0	0.0	0	0.0
SecondLien LTV 90.01 to 95	1,688,448	100.0	0	0.0	0	0.0	0	0.0
SecondLien LTV 95.01 to 100	21,220,050	100.0	0	0.0	0	0.0	0	0.0
Total:	121,310,988	13.0	749,648,213	80.3	52,532,599	5.6	9,801,439	1.0

10. Interest Only

Interest Only	% Sched Bal	Avg FICO	Avg LTV	% Stated Doc	% Full Doc
N	75.5	619	80.7	38.1	50.1
Y	24.5	656	81.2	20.8	59.5
Total:	100.0	628	80.8	33.8	52.4

11. Silent Second

Silent Second	Total SchedBal	% SchedBal	Avg FICO	Avg LTV	% Full Doc
2nd Lien Exists	389,887,161	41.8	649	81.4	53.3
No 2nd Lien Exists	543,958,351	58.2	613	80.4	51.8
Total:	933,845,512	100.0	628	80.8	52.4

12. Second Lien

Second Lien	Total SchedBal	% SchedBal	Avg FICO	Avg LTV	% Full Doc
1st Lien	910,484,136	97.5	628	80.3	52.6
2nd Lien	23,361,376	2.5	642	99.2	46.2
Total:	933,845,512	100.0	628	80.8	52.4

13. LTV above 90

LTV above 90	Total SchedBal	% SchedBal	Avg FICO	Avg LTV	% Full Doc
LTV* 90 or below	729,633,079	78.1	627	77.4	47.5
LTV* above 90	204,212,432	21.9	631	92.8	70.0
Total:	933,845,512	100.0	628	80.8	52.4

HEAT 2005-3 COMPMATS_DYNAMIC.DOC

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